UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2017

Date of reporting period: October 31, 2017

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund II

Investment Advisor:

Kopernik Global Investors, LLC

KGGIX | KGGAX

Kopernik Global All-Cap Fund

KGIIX

Kopernik International Fund

Annual Report

October 31, 2017

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2017

The Funds file their complete schedule of investments of Fund’s holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Funds’ Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-887-4KGI; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2017 (Unaudited)

Dear Fellow Shareholders:

Kopernik Global Investors is designed to put investor interests first. Using the same philosophy and process that our Chief Investment Officer, David Iben, has evolved over his 36-year career, we are committed to: maintaining a manageable size of assets under management; significant employee investment in the funds; employee ownership of the firm; adherence to our time-tested, common sense investment process; independent thought in an increasingly group-think, high-correlation investment world; and a commitment to investing at a significant discount to our calculated risk-adjusted intrinsic value. We view these attributes as indispensable for generating significant excessive returns, in particular, the size of assets under management. The outcome of this process is an idiosyncratic portfolio of good, but misunderstood companies.

November 1, 2017 marked the 4-year anniversary of the Kopernik Global All-Cap Fund (the “Global All-Cap Fund”). By October 31, 2017, the Global All-Cap Fund had assets under management (“AUM”) of more than $1.1 billion, versus $900 million a year ago. The growth has been constrained following the soft close of the Global All-Cap Fund as of March 31, 2017. This is consistent with our pledge to keep Kopernik’s AUM at an optimal level, both on the firm and vehicle/client level. By soft closing at a level well below that we can easily manage, we have reduced the chance of needing to hard close in the future. Our overall assets, including advisory only assets, grew from $2.4 billion to $3.1 billion. The Kopernik International Fund was launched on June 30, 2015, and has been receiving inflows. As of October 31, 2017, its AUM was at $80 million. Thank you for all for your support!

For investment management companies that believe that value matters, it has been one of the most difficult environments ever, even surpassing the early 1970s and late 1990s. The current market is extremely bifurcated largely due to the popular practice of indexation, passive investing and the use of exchange traded funds (“ETF”). More than $2.6 trillion, since the Great Financial Crisis of 2007, has found its way into index funds. Passive funds now own 14% of S&P 500 companies, compared to 4.6% in 2005. A flood of assets this size had generally forced the ETF constructors to focus on the largest companies with the most trading liquidity in order to accommodate the torrents of money. The sheer weight of this amount of money pouring into the limited number of large and liquid companies has distorted prices to an extreme degree. Passive funds arguably deserve a place in an investor’s portfolio. They are low cost, liquid, and tax efficient. However, they do carry risks, not unlike any financial asset. The biggest risk is that ETFs and other tracking products don’t take into account the most important aspect of investing: valuation. In fact, since they take into account how large a company is within the index, they are, in fact, antivalue: companies become a bigger part of portfolios as they rise to more expensive levels. Companies that are left outside of the major indexes are dumped at depressed prices by many active managers who scramble to meet redemptions by investors flocking to the index funds. When the

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OCTOBER 31, 2017 (Unaudited)

market is too excited about a particular sector, money gets sucked out of other areas of the market, creating opportunities for the long-term, active investors to find good bargains. Especially when faced with the challenging market conditions, it is important to remain steadfast in our belief in value investing. This bifurcated market has allowed us to buy great companies that are offered at distressed prices. In fact, there are many investment ideas in the public market that look interesting. Some are exciting, while many others are less interesting than they appear at first. Our assessment of value is focused on thoroughly understanding the underlying business, identifying key industry characteristics and risks, and more importantly, risk-adjusting the intrinsic value to account for various risks that could prevent intrinsic value from materializing in the future. We buy securities at a price that offers a large discount to our risk-adjusted intrinsic value. This approach sounds straightforward, but practicing it requires enormous reserves of discipline, courage, and perseverance in the face of a market that constantly sends misleading messages. The optimal time to buy something is often when pessimism is at its maximum, as sellers are abundant and competition from other buyers is few and far between. To act in this manner requires a high degree of conviction in our positions. Our three and a half decades of investing experience has demonstrated that our best investments have been those where conviction, based upon strong research-driven appraisals, have enabled us to stay the course in the face of extreme prejudice against an investment. We are willing to commit capital and be patient when we have a firm belief the upside is substantial relative to the downside and worth waiting for.

This process has led to portfolios that are currently well positioned. Our funds own: the world’s largest and well-managed uranium mining company, and three other uranium companies with meaningful reserves; a collection of companies that are endowed with large gold reserves (well diversified across countries, regions, management teams, currencies, geologies, etc.), including three of the top five global gold miners; several premier global trading franchises; two dominant hydroelectric power companies; oligopolistic railway operators and other transportation franchises; agricultural companies owning rich top-soil across the globe; and an assortment of other attractively priced business which you are unlikely to find in many other portfolios. We own these world-class businesses at very attractive valuations. Your portfolios, in aggregate, are selling at a significant discount to book value. In other words, each portfolio would appreciate substantially if the market merely returned to book value. Often companies are worth more than their historic accounting value. The portfolios could appreciate significantly if/when the market came around to the values to which our analyst team has appraised these companies. This is a fulfilling, interesting, and gratifying business. It is never more gratifying than now, when we can offer a very attractively valued portfolio, in an environment that generally offers a lot of risks and little prospect for returns. For more on why we perceive such an environment, you can read the quarterly call transcripts and viewpoints from our investment team on Kopernik’s website www.kopernikglobal.com.

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OCTOBER 31, 2017 (Unaudited)

An important factor in the success of our investing strategy over the past several decades has been an investor base that is aligned with our approach, which is highly differentiated and thus not for everyone. We are incredibly grateful to you, our fellow investors, who have been with us the past four, very volatile, years. It’s a privilege for Kopernik to be entrusted with the important task of both protecting and growing your wealth. We take this responsibility seriously and work hard each day hunting for value in the global market.

On behalf of our all of our employees/owners, we are honored to serve you.

David B. Iben, CFA, Chief Investment Officer

Neda Yarich, President

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2017 (Unaudited)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Dear Fellow Shareholders:

Over the twelve-month period ended October 31, 2017, Kopernik Global All-Cap Fund (the “Fund”), Class I Shares, returned 9.88%, compared to the MSCI All Country World Index (“MSCI ACWI”), which returned 23.20% during the same period. This followed very strong returns in the previous year. On an annualized 3-year and annualized since-inception basis, the Fund’s Class I Shares, returned 9.14% and 3.16%, respectively, versus 7.92% and 7.97% for the MSCI ACWI. We are simultaneously disappointed with the index trailing returns over the past year, yet thrilled to have made positive returns during a wild momentum market; an environment where active-management, value-orientation, real assets, emerging markets, and gold were all deeply out of favor. The future looks increasingly promising for these areas.

We added seven new positions to the portfolio during the year: Gold Fields, Ltd., NexGen Energy, Ltd., Masan Group Corp., Lenta, Tahoe Resources, Inc., Diebold Nixdorf, Inc., and Kroger. Gold Fields, Ltd. is a South African-based gold producer with open pit and mechanized underground gold mines located in Ghana, South Africa, Australia and Peru. We are attracted to the company’s large gold reserves, a solid management team which has proven over the years to be strong mine operators and good capital allocators, and a healthy balance sheet with limited leverage. We took advantage of the price weaknesses and initiated the new position in December 2016.

NexGen Energy, Ltd. is an exploration company that discovered a substantial uranium resource in the Athabasca basin of Canada. As we comment in more detail below, we remain positive on the long-term prospect for uranium, which suggest higher uranium price due to declining supply and rising demand. The undeveloped uranium deposit owned by NexGen Energy, Ltd. has a long reserve life and promises low operating cost thus affords long-term and patient investors an excellent opportunity to capture the upside potential associated with higher uranium prices. Estimates of the deposit size range from 300 million to over 500 million pounds of resource. We acquired the shares at a price that offers substantial upside to the long-term value of the company-owned uranium assets.

Masan Group Corp. is one of the largest private sector companies in Vietnam. The company operates three business lines – Masan Consumer, Masan Nutri-science, and Masan Resources. Masan Group Corp. is the largest consumer goods company in Vietnam which manufactures and distributes food and beverage products. Within the Masan Nutri-science segment, the company produces animal feed and processed meats. Under the Masan Resources business line, the company owns and operates one of the world’s largest tungsten mines outside of China. We purchased the shares at a price significantly lower than our estimate of the sum-of-the-parts value for the company’s businesses and assets. Toward the end of the year the company announced that they would buy-back 10% of their shares, which they subsequently did.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2017 (Unaudited)

Lenta is the fourth largest food retailer in Russia. With a national market share of only 2.1% currently, the company has the potential to grow its core business in a highly fragmented market in Russia. The company owns most of their selling space as well as land and distribution trucks. Despite the favorable growth prospect, the company traded at a modest valuation of 0.8 times sales and a price to earnings ratio in the low teens. We were able to acquire the high-quality growth company a value price.

Tahoe Resources, Inc. is a Canadian-based mining company that owns 100% of the Escobal mine in Guatemala, which is the largest and one of the lowest cost silver mines in the world. The mine is high quality, low cost, and has a long reserve life. The company is in a strong financial position with a small amount of debt, strong free cash flow to support capital expenditure spending, and an untapped credit facility should the need for more liquidity arise in the future. Based on our estimated incentive price for silver, the shares presented a substantial upside from a risk-adjusted perspective.

Diebold Nixdorf, Inc. is a U.S.-based manufacturer of automatic teller machines (ATMs) and Point of Sale (POS) terminals for retail stores. The company is one of two dominant providers of ATMs/POS and enjoys a large network of field service employees worldwide. The company’s share price had declined substantially in the past year due to the market’s concern that cash and machines that disperse cash seem to be in terminal decline. We believe this view is overstated. Market expectation and sentiment were so low that we were able to acquire the shares at mid-single digit Price-to-Earnings (“P/E”) multiple. Stabilization of units sold, which we believe is likely, would suggest a significantly higher value for the company than what is implied in current market price.

Kroger is one of the world’s largest grocery retailers. The company has a distinct competitive advantage due to its large scale, a vertically integrated supply chain, and a private label product offering that accounts for more than a quarter of sales and carries higher margins than traditional grocery items. Due to the market’s concern about the rise of ecommerce and the threat posed by large and fast growing online retailers such as Amazon, the share price has significantly declined in the past year. We believe that the market’s fear is overblown and the market under-appreciates the value of Kroger’s business franchise. We acquired the company at a low valuation of less than 10 times of our estimated normalized earnings.

In the past year, we eliminated several positions as shares reached our estimated intrinsic values. The eliminated positions included Skywest, Inc., Japan Digital Laboratory Co., Ltd., Mobile Telesystems PJSC, Safe Bulkers Inc., Hollysys, and ERG SpA.

Top detractors from the Fund’s performance during the 12-month period included put options on the S&P 500 index, detracting -5.8% from the Fund’s overall yearly performance. We view these as one of the best investments we’ve seen from a risk/reward standpoint. A put option is a contract giving the owner the right, but not the

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2017 (Unaudited)

obligation, to sell a specified amount of an underlying security at a specified price within a specified time. Profit on put options materializes as the index declines (below the level specified in the contract before the option expires, minus the premium paid upfront). Hence, as dozens of stock market sentiment indicators are registering record readings and various stock valuation metrics are registering all-time highs, it makes sense that the valuation of the associated put options would also be at all-time high levels too. Yet, as we’ll get to, stock valuations are at historic highs. The price to book ratio of the index components is a breathtaking 7.3 times. This is the highest ever with the lone exception of 2000 when it hit 10 times. From the start of available data until 1987, investors priced S&P 500 at an average of 0.3 to 2.0 times book. The market value of stocks relative to annual Gross Domestic Product (“GDP”) reached record highs in 1968 and 2000, registering nearly 100% and 150% respectively. Currently stocks’ value relative to GDP sits at 130%, second only to that of 1999-2000. The cyclically adjusted P/E ratio for S&P 500 currently sits at the third-highest level on record, trailing only the peak levels of 1929 and 2000. The margin-adjusted P/E ratio — a normalized series developed by Dr. John Hussman — has just soared past 2000’s extreme to a new all-time high. Last but not least, the price of the S&P relative to the median revenue of its component companies is registering an all-time high of 2.6, making the ratio peak of 1.8 during the TMT (Technology, Media and Telecom) bubble in late 1990’s appear almost bargain like. The U.S. stock market is at an extreme yet the CBOE Volatility Index (the “VIX Index”) has just reached an all-time low. The VIX index gauges the expected volatility in the S&P 500 options and is dubbed “Wall Street’s fear gauge”. Most academics, and many investors as well, persistently and erroneously define volatility as risk. Due to this misconception, put options that ought to be selling at record high prices are selling at record low valuations. Low volatility always leads to high volatility, but the VIX currently doesn’t price in that inevitability. From a value investor’s perspective, an extremely overvalued stock market combined with an all-time low VIX offers bargain priced put option., The fact that cycles still exist, and that this one is quite long in the tooth, all portend significant prospective returns on this investment. In the meantime, losses are limited to a maximum of 1% every two months while the upside could be tremendous. We find the put options on the S&P 500 index highly undervalued with compelling risk/return parameters.

Other detractors from the Fund’s performance in the past year include Pandora Media Inc., a U.S.-based internet music streaming company, Cloud Peak Energy, Inc., a U.S.-based coal producer, and PAX Global Technology, Ltd., a Chinese-based manufacturer of point-of-sales (POS) terminals, down 35.5%, 31.1% and 17.6% respectively. Pandora Media Inc. has struggled to take market share from the terrestrial radio operators. The company continues to enjoy a cost advantage over the larger competitors. We reiterate our belief that the potential is significant while the downside is limited. We added to our position in Pandora Media Inc., taking advantage of the price weaknesses. Cloud Peak Energy, Inc. raised capital through a secondary equity offering, to which

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2017 (Unaudited)

the market reacted very negatively. We added to the position as our revised intrinsic value estimate which takes into account the equity raise suggests that the risk-adjusted upside for the company still remains favorable. PAX Global Technology, Ltd. has been a weak performer for some time due to pressure on their business in China. Growth is strong outside of China, which doesn’t seem to be in priced into the stock price. Our conviction is largely based on the company’s ability to capture market share in the higher margin international markets outside China. The company continues to execute well in this regard. Trading at a single-digit P/E multiple and with nearly half the company’s market cap in net cash, the company is undervalued.

Top contributor to the Fund’s yearly performance was Electricite de France SA, a French utilities company, which bounced back 29.9% in price, returning to the same price level two years ago. We reiterate our belief that the long-term value in Electricite de France SA’s assets, which we value at their adjusted replacement cost, is underappreciated by the market. Bulk shipping companies Golden Ocean Group, Ltd., Safe Bulkers Inc., and Diana Shipping, Inc. were up 121.1%, 88.2%, and 61.6% respectively for the one-year period. The cross-ocean dry bulk shipping rates rebounded during the year with the Baltic Dry Index rising sharply (by 82.5%) from extremely depressed levels. The companies are taking positive steps in response to one of the longest and deepest industry downturns. For instance, in early 2017, Golden Ocean Group, Ltd. announced that it had reached agreement with shipyards to defer delivery of ten new buildings and achieve a price reduction valued at $15.3 million for the new buildings. Elsewhere, two Russian technology companies, Mail.ru Group and Yandex NV, performed strongly during the year, up 98.5% and 71.8% respectively. In April, Google agreed to a settlement with Russia’s antitrust watchdog which paves the way for Yandex NV’s search engine to be pre-installed on Android devices. This positive development should help Yandex NV stem the recent market share decline on Android-powered smartphones in Russia. In July, Yandex NV announced a deal struck with Uber to merge the two companies’ ride-hailing businesses with Yandex NV taking a majority ownership of the combined business entity. The deal solidified Yandex NV’s dominant market position in the Russian online ride-hailing business.

As many of our long-term fellow investors know, we have been bullish on our uranium holdings since the Fund’s inception four years ago. We would like to take this opportunity to reiterate our strong conviction in our uranium-related holdings and explain why we remain increasingly confident in the prospects for the uranium positions. The deep bear market is now more than a decade old. The price of the commodity has declined by over 80% and the equity prices of the miners have declined even more. As a result, uranium represents one of the best investment opportunities we have seen in a long time. First and foremost, let’s look at the facts. The average cost of production is $55 per pound and more importantly, the incentive price or the incremental cost of bringing on a brand new meaningful uranium mine is at least $60, and likely $70, $80, or even $90 per pound. With the price of uranium in the spot market having

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2017 (Unaudited)

fallen from $137 to the current $25, every global uranium company, including the lowest cost producers, is losing money right now. Combined, there are a total of 196 million pounds of supply in the market right now, exceeding the current global uranium consumption of 179 million pounds by about 17 million pounds. The primary supply from uranium production is about 151 million pounds annually, but a secondary supply sources add about 45 million pounds more. Demand plunged as result of the “Fukushima Disaster”. After the meltdown, Japan shut down all 54 of its nuclear reactors. Before the disaster, nuclear energy accounted for 30% of electricity production in Japan.

However, this oversupply situation is likely to shift, due to primary production curtailments and a significant reduction in secondary supply in the near future. Uranium producers are cutting production. Kazatomprom, the state-owned Kazak uranium company, is the largest uranium miner in the world, with 40% market share. The company announced a 10% production cut, equivalent to 4% of global uranium production. Cameco Corp., with 22% share, announced their decision to temporarily shut down its McArthur River and Key Lake mines. The two mines represent about 12% of total global uranium production. Combined, more than 15% of supply is coming off the global market. In terms of secondary supply, there are three major sources. Number one is Japan where five nuclear reactors have restarted and about 21 re-start applications are now pending with an estimated 12 units to come back in service by 2025 and 18 by 2030. When the reactors come back online, Japan will soon need to stop selling and start building up inventory. The second impact on supply is what’s called underfeeding that occurs at the enrichment facilities. Because demand is down, enrichers have excess capacity. It’s low cost to operate the enrichment facilities but high cost to build them so the enrichers have the incentive to keep the facilities running, generating excess supply. However, the enrichment price for underfeeding has come down dramatically and the long-term contracts signed by the enrichers during the period of 2009 through 2012 are about to start rolling off. For the enrichers, there is no incentive for them to enter into new contracts with the utilities at the prices where they are today. As a result, we are going to see a dramatic reduction in underfeeding, and thus a dramatic reduction in capacity. The third impact affecting the secondary supply market is the United States Department of Energy (the “DOE”) selling uranium into the market. In April, the DOE came out with an announcement that the department would cut the annual amount of uranium being dispersed into the market by more than 40 percent of the historical average. It appears that the DOE has realized that selling into a weak market makes no economic sense. It has been three years since another source of secondary supply exited the market when the Megatons to Megawatts program ended. Russian bombs had been converted into fuel for U.S. reactors for the prior 20 years. All in all, on the supply side, the miners are cutting production and secondary supply is poised to get a substantial reduction in the near future.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2017 (Unaudited)

The demand-side of the equation also looks promising. Currently, nuclear power represents 11% of global electricity production. It’s 19% of the U.S. energy landscape. There are 450 reactors around the world. Since nuclear power is clean, reliable, cheap, and always on (thus suitable for base-load power), the developing world is keen on developing their own nuclear power industry. There are 60 reactors in various stages of construction and 168 projects in the planning stages. Take China as an example. There are currently 20 reactors in operation today, but by the end of 2030 expects to have 111, a more than five-fold increase. China should account for about two thirds of nuclear growth. India, South Korea, Russia, and the Middle East are going to account for most of the balance. All told, expect about 2% to 3% annual demand growth for the next decade.

Utilities, historically, have maintained 7-10 years of supply in inventory. Currently, it’s estimated that outside of China, the major nuclear plants have on average less than 3 years of supply. The industry had been living off of legacy contracts that are expiring now. It’s estimated that the utilities’ will have 40% of their needs unmet for 2020 and have 80% of their needs unmet for 2025. In our view, it’s a matter of when, not if, uranium prices increase to a level that will balance supply and demand. The uranium price needs to reach the level required to incentivize adequate amounts of new production, the aforementioned $60-to-$90 incentive price. It’s clear to us that the fundamentals for uranium are compelling. Our uranium holdings in Cameco Corp., Uranium Participation Corp., Fission Uranium Corp., NexGen Energy, Ltd. and Denison Mines Corp. are well positioned to participate in the next up market in uranium.

We would like to close this annual commentary with a brief discussion of our precious metals holdings. We are of the view that our gold mining companies represent compelling return opportunities for long-term investors. Therefore, our current industry exposure to gold mining companies remains at 25% of the portfolio, the maximum allowed by our risk management parameters; one of only three times over three and a half decades where we’ve found the fundamentals compelling enough to commit that much to an industry. We at Kopernik employ 100% bottom-up fundamental analysis. We like the fact that most of the holdings are trading at below liquidation value, even at current depressed gold prices. In other words, if one were to buy the entire gold mining company at current market price, assume all liabilities, incur all capital expenditure to finish mining the gold reserves, sell it all in the open market at the current gold bullion price, and distribute the proceeds to all claimholders, the equity shareholders would end up with more cash than they started with. As this commentary goes to press, gold sells at a 1/3 discount to the price that it sold at a half-dozen years ago. It trades 37% below the best estimate of the incentive price. Both logic and history suggest that commodity prices should converge towards the incentive price in the long run. Gold is likely no exception to this rule. Although many believe that gold is not a commodity, but is money, and has been money for over six thousand years. It will likely remain so for the next hundreds of years. If this is true, any meaningful backing

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
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of the dollar would result in price well above the commodity incentive price. After all, the Federal Reserve’s balance sheet has expanded more than five folds since the Great Financial Crisis of 2008/2009. In the past 15 years, the annual growth rate of the Fed’s balance sheet has been 37%, for instance. Not to be left behind, during the same 15-year time span, the People’s Bank of China has grown its balance sheet by 40.2% a year, the Swiss National Bank by 40%, the Bank of England by 30.4%, the European Central Bank by 27.3%, and the Bank of Japan by 19.2%. Clearly, the value of gold relative to the major fiat currencies has substantially increased.

As bottom-up investors, we don’t pay up for the monetary view of gold as money, but are thrilled to own good resources at below liquidation value while receiving a very valuable “free call option” on the possibility that someday the markets will ‘remonetize’ gold. We are excited by the extremely favorable risk-reward profile present in our gold mining companies.

In conclusion, while the bifurcated market has created some headwind for the Fund’s performance during the past year, it has provided opportunities for us to own companies at incredibly compelling valuations. We believe valuation is the best predictor of future returns and we are confident about the portfolio’s return potential given the quality of the companies we own and the low valuation we acquired them at.

We thank you, our fellow shareholders, for your continued support!

Kind Regards,

Kopernik Global Investors, LLC

Definition of Comparative Indices

Baltic Dry Index is an economic indicator issued daily by the London-based Baltic Exchange that provides an assessment of the price of moving the major raw materials by sea.

MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK INTERNATIONAL
FUND
OCTOBER 31, 2017 (Unaudited)

Dear Fellow Shareholders:

Over the twelve-month period ended October 31, 2017, Kopernik International Fund (the “Fund”), Class I Shares, returned 6.68%, compared to the MSCI All World ex-U.S. Index (“MSCI ACWI ex-U.S.”), which returned 23.64% during the same period. This followed very strong returns in the previous year. On an annualized 2-year and annualized since-inception basis, the Fund’s Class I Shares, returned 14.29% and 8.45%, respectively, versus 11.32% and 6.92% for the MSCI ACWI ex-U.S. We are simultaneously disappointed with the index trailing returns over the past year, yet thrilled to have made positive returns during a wild momentum market; an environment where active-management, value-orientation, real assets, emerging markets, and gold were all deeply out of favor. The future looks increasingly promising for these areas.

We added a few positions to the portfolio during the year: Guoco Group, Ltd., KBR Inc., Electricite de France SA, Federal Grid Unified Energy System PJSC, SJM Holdings, Ltd., Moscow Exchange MICEX-RTS PJSC, Baidu Inc., Masan Group Corp., Lenta, and Crescent Point Energy Corp.

Guoco Group, Ltd. is a Hong Kong-based investment holding company that engages in businesses such as property development, hotel management, casinos, and commercial banking. Our sum of the parts valuation indicates that the company is intrinsically worth significantly more than the market price suggests.

KBR Inc. is a world leader (50% market share) of liquefied natural gas facility building and a top producer of downstream ammonia. The company has the industry’s best conversion technology with the highest yield and lowest costs in converting methane into ammonia. We were able to acquire the shares at the single-digit multiple of our estimated normalized earnings.

Electricite de France SA is based in France and the world’s largest electricity generating company. Electricite de France SA owns a large, diversified mix of electricity generating assets of which more than two thirds are nuclear reactors and hydroelectric plants which are low carbon emitting. Our valuation is based on an age-adjusted replacement value analysis and suggests that the company is significantly undervalued by the market.

Federal Grid Unified Energy System PJSC is the sole operator and manager of Russia’s Unified National Electric Grid. It operates all of Russia’s high-voltage transmission lines which span over 5.7 million square miles (for reference, the entire area of the U.S. is 3.8 million square miles). We acquired the shares at a substantial discount to both book value and replacement value.

SJM Holdings, Ltd. is one of six gaming operators in Macau. Historically the company relied upon the VIP segment for a majority of the gaming revenue but the VIP business

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK INTERNATIONAL
FUND
OCTOBER 31, 2017 (Unaudited)

has declined significantly since Chinese President Xi’s anti-corruption campaign started in 2013. We took advantage of the share price weakness and acquired the shares at a substantial discount to our estimate of the company’s intrinsic value.

Moscow Exchange MICEX-RTS PJSC is a near-monopoly in Russia’s security listing, trading, clearing, and settlement business. We believe that the growth prospects are bright as Russia has one of the least developed financial markets among the world’s major economies. While demonstrating an industry-leading profitability and margin profile, the company’s valuation is far below that for its global peers.

Baidu Inc. is a dominant online search engine in China with over 85% market share. We note that internet search is one of the highest margins businesses in the technology industry. In addition, Baidu Inc. owns the dominant video distribution platform, iQiyi, a dominant map provider, and a 25% ownership in Ctrip, a leading online travel booking agency in China. We believe Baidu Inc.’s strong industry positions and long-term business franchise value are underappreciated by the market.

Masan Group Corp. is one of the largest private sector companies in Vietnam. The company operates three business lines – Masan Consumer, Masan Nutri-science, and Masan Resources. Masan is the largest consumer goods company in Vietnam which manufactures and distributes food and beverage products. Within the Masan Nutri-science segment, the company produces animal feed and processed meats. The Masan Resources business line owns and operates one of the world’s largest tungsten mines, outside of China. We purchased the shares at a price significantly lower than our estimate of the sum-of-the-parts value for the company’s businesses and assets.

Lenta is the fourth largest food retailer in Russia. With a national market share of only 2.1% currently, the company has the potential to grow its core business in a highly fragmented market in Russia. The company owns most of their selling space as well as land and distribution trucks. Despite the favorable growth prospect, the company traded at a modest valuation of 0.8 times sales and a price-to-earnings ratio in the low teens. We were able to acquire the high-quality growth company a value price.

Crescent Point Energy Corp. is a Canadian-based oil exploration and production company with operations in three main areas in Canada and the U.S. We are attracted to the long (15 years) oil reserve lives, high percentage of oil production with little exposure to the oversupplied gas market, relatively high quality light oil, and high market share in the relatively isolated Utah refining market. Our estimated intrinsic value, which is based on our estimated long-term incentive price for oil of approximately $75 a barrel and a normalized operating margin, indicated a more than 40% risk-adjusted upside from our purchase price.

In terms of the Fund’s yearly performance, the top detractor was Cameco Corp., a top holding, which declined 9.9% in price during the holding period in the past year. As

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK INTERNATIONAL
FUND
OCTOBER 31, 2017 (Unaudited)

we comment in detail below on our thesis on uranium, we reiterate our strong conviction in Cameco Corp., which is the world’s largest publicly traded uranium producer and operator of the lowest cost uranium mines globally. Another top detractor was Pax Global, a Chinese-based manufacturer of point-of-sales (POS) terminals, down 17.6% for the year. PAX Global has been a weak performer for some time due to pressure on their business in China. Growth is strong outside of China, which doesn’t seem to be in priced into the stock price. Our conviction is largely based on the company’s ability to capture market share in the higher margin international markets outside China. The company continues to execute well in this regard. Trading at a single-digit Price-to-Earnings (“PE”) multiple and with more than half the company’s market cap in net cash, we believe the company is undervalued. Elsewhere in the precious metals space, Impala Platinum declined 31.0%, negatively affecting the Fund’s overall return for the past year. Impala Platinum is a South African-based platinum mining company with mines in South Africa and Zimbabwe. The stock came under substantial selling pressure in the past summer when the Zimbabwean government increased the percentage (from 50% to 80%) of foreign currency revenues which are earned by platinum miners but must be handed over to the government. We note that our assessed intrinsic value, on a risk-adjusted basis, indicates very significant upside and we continue to hold the position in Impala in our diversified portfolio. Lastly, some of our gold mining companies declined in prices during the year with Novagold Resources, Inc., Barrick Gold Corp., New Gold Inc., and Goldcorp, Inc. down 18.0%, 17.3%, 16.9%, and 13.6% respectively. As we comment in more detail below, we maintain conviction in our positioning in gold mining companies as they represent compelling risk-adjusted upside.

Top contributor to the Fund’s yearly performance was Electricite de France SA, a French utilities company, increasing by 48.9% in price during the holding period in the past year. We reiterate our strong conviction in the long-term value in Electricite de France SA’s assets which we value at the adjusted replacement costs and seem to be underappreciated by the market. Significantly contributing to the Fund’s overall performance were two Russian technology companies, Mail.ru Group, Ltd. and Yandex NV, which performed strongly during the holding period for the year, up 46% and 59.2% respectively. In April, Google agreed to a settlement with Russia’s antitrust watchdog which paves the way for Yandex NV’s search engine to be pre-installed on Android devices. This positive development should help Yandex NV stem the recent market share decline on Android-powered smartphones in Russia. In July, Yandex NV announced a deal struck with Uber to merge the two companies’ ride-hailing businesses with Yandex NV taking a majority ownership of the combined business entity. The deal solidified Yandex NV’s dominant market position in the Russian online ride-hailing business. Within the Information Technology sector, the Fund benefited from strong performance by Hua Hong Semiconductor, Ltd., a Chinese-based semiconductor manufacturer, which rose 51.5% in price during the year.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK INTERNATIONAL
FUND
OCTOBER 31, 2017 (Unaudited)

At the Fund’s fiscal year-end, the Fund’s cash represented 34.90% of the Fund’s NAV. We were able to deploy some cash through new purchases of undervalued companies as outlined in the earlier part of the commentary. We would like to remind our fellow shareholders that cash is a residual of our bottom-up and fundamentals-driven investment process. We are continuously searching for stocks that are absolute values, as opposed to relative values, and we won’t ever sacrifice that objective. Our experience informs us that security prices are at times driven to irrationally low levels due to investors’ emotional reactions to short-term news flows. We are ready to invest the cash when such opportunities present themselves.

As many of our long-term fellow investors know, we have been bullish on uranium and the Fund’s top holding Cameco Corp. since the Fund’s inception more than two years ago. We would like to take this opportunity to reiterate our strong conviction in our uranium positioning through Cameco Corp. and explain why we remain increasingly confident in the prospects for the uranium positions. The deep bear market is now more than a decade old. The price of the commodity has declined by over 80% and the equity prices of the miners have declined even more. As a result, uranium represents one of the best investment opportunities we have seen in a long time. First and foremost, let’s look at the facts. The average cost of production is $55 per pound and more importantly, the incentive price or the incremental cost of bringing on a brand new meaningful uranium mine is at least $60, and likely $70, $80, or even $90 per pound. With the price of uranium in the spot market having fallen from $137 to the current $25, every global uranium company, including the lowest cost producers, is losing money right now. Combined, there are a total of 196 million pounds of supply in the market right now, exceeding the current global uranium consumption of 179 million pounds by about 17 million pounds. The primary supply from uranium production is about 151 million pounds annually, but a secondary supply sources add about 45 million pounds more. Demand plunged as result of the “Fukushima Disaster.” After the meltdown, Japan shut down all 54 of its nuclear reactors. Before the disaster, nuclear energy accounted for 30% of electricity production in Japan.

However, this oversupply situation is likely to shift, due to primary production curtailments and a significant reduction in secondary supply in the near future. Uranium producers are cutting production. Kazatomprom, the state-owned Kazak uranium company, is the largest uranium miner in the world, with 40% market share. The company announced a 10% production cut, equivalent to 4% of global uranium production. Cameco Corp., with 22% share, announced their decision to temporarily shut down its McArthur River and Key Lake mines. The two mines represent about 12% of total global uranium production. Combined, more than 15% of supply is coming off the global market. In terms of secondary supply, there are three major sources. Number one is Japan where five nuclear reactors have restarted and about 21 re-start applications are now pending with an estimated 12 units to come back in service by 2025 and 18 by 2030. When the reactors come back online, Japan will soon need to

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK INTERNATIONAL
FUND
OCTOBER 31, 2017 (Unaudited)

stop selling and start building up inventory. The second impact on supply is what’s called underfeeding that occurs at the enrichment facilities. Because demand is down, enrichers have excess capacity. It’s low cost to operate the enrichment facilities but high cost to build them, so the enrichers have the incentive to keep the facilities running, generating excess supply. However, the enrichment price for underfeeding has come down dramatically and the long-term contracts signed by the enrichers during the period of 2009 through 2012 are about to start rolling off. For the enrichers, there is no incentive for them to enter into new contracts with the utilities at the prices where they are today. As a result, we are going to see a dramatic reduction in underfeeding, and thus a dramatic reduction in capacity. The third impact affecting the secondary supply market is the United States Department of Energy (the “DOE”) selling uranium into the market. In April, the DOE came out with an announcement that the department would cut the annual amount of uranium being dispersed into the market by more than 40 percent of the historical average. It appears that the DOE has realized that selling into a weak market makes no economic sense. It has been three years since another source of secondary supply exited the market when the Megatons to Megawatts program ended. Russian bombs had been converted into fuel for U.S. reactors for the prior 20 years. All in all, on the supply side, the miners are cutting production and secondary supply is poised to get a substantial reduction in the near future.

The demand-side of the equation also looks promising. Currently, nuclear power represents 11% of global electricity production. It’s 19% of the U.S. energy landscape. There are 450 reactors around the world. Since nuclear power is clean, reliable, cheap, and always on (thus suitable for base-load power), the developing world is keen on developing their own nuclear power industry. There are 60 reactors in various stages of construction and 168 projects in the planning stages. Take China as an example. There are currently 20 reactors in operation today, but by the end of 2030 the expectation is to have 111, a more than five-fold increase. China should account for about two thirds of nuclear growth. India, South Korea, Russia, and the Middle East are going to account for most of the balance. All told, expect about 2% to 3% annual demand growth for the next decade.

Utilities, historically, have maintained 7-10 years of supply in inventory. Currently, it’s estimated that outside of China, the major nuclear plants have on average less than 3 years of supply. The industry had been living off of legacy contracts that are expiring now. It’s estimated that the utilities will have 40% of their needs unmet for 2020 and have 80% of their needs unmet for 2025. In our view, it’s a matter of when, not if, uranium prices increase to a level that will balance supply and demand. The uranium price needs to reach the level required to incentivize adequate amounts of new production, the aforementioned $60-to-$90 incentive price. It’s clear to us that the fundamentals for uranium are compelling. Our uranium holdings in Cameco Corp., Uranium Participation Corp., Fission Uranium Corp., NexGen Energy and Denison Mines Corp. are well positioned to participate in the next up market in uranium.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK INTERNATIONAL
FUND
OCTOBER 31, 2017 (Unaudited)

We would like to close this annual commentary with a brief discussion of our precious metals holdings. We are of the view that our gold mining companies represent compelling return opportunities for long-term investors. Therefore, our current industry exposure to gold mining companies remains at 25% of the portfolio, the maximum allowed by our risk management parameters; one of only three times over three and a half decades where we’ve found the fundamentals compelling enough to commit that much to an industry. We at Kopernik employ 100% bottom-up fundamental analysis. We like the fact that most of the holdings are trading at below liquidation value, even at current depressed gold prices. In other words, if one were to buy the entire gold mining company at current market price, assume all liabilities, incur all capital expenditure to finish mining the gold reserves, sell it all in the open market at the current gold bullion price, and distribute the proceeds to all claimholders, the equity shareholders would end up with more cash than they started with. As this commentary goes to press, gold sells at a 1/3 discount to the price that it sold at a half-dozen years ago. It trades 37% below the best estimate of the incentive price. Both logic and history suggest that commodity prices should converge towards the incentive price in the long run. Gold is likely no exception to this rule. Although many believe that gold is not a commodity, but is money, and has been money for over six thousand years. It will likely remain so for the next hundreds of years. If this is true, any meaningful backing of the dollar would result in a price well above the commodity incentive price. After all, the Federal Reserve’s balance sheet has expanded more than five folds since the Great Financial Crisis of 2008/2009. In the past 15 years, the annual growth rate of the Fed’s balance sheet has been 37%, for instance. Not to be left behind, during the same 15-year time span, the People’s Bank of China has grown its balance sheet by 40.2% a year, the Swiss National Bank by 40%, the Bank of England by 30.4%, the European Central Bank by 27.3%, and the Bank of Japan by 19.2%. Clearly, the value of gold relative to the major fiat currencies has substantially increased.

As bottom-up investors, we don’t pay up for the monetary view of gold as money, but are thrilled to own good resources at below liquidation value while receiving a very valuable “free call option” on the possibility that someday the markets will ‘remonetize’ gold. We are excited by the extremely favorable risk-reward profile present in our gold mining companies.

In conclusion, while the bifurcated market has created some headwind for the Fund’s performance during the past year, it has provided opportunities for us to own companies at incredibly compelling valuations. We believe valuation is the best predictor of future returns and we are confident about the portfolio’s return potential given the quality of the companies we own and the low valuation we acquired them at.

We thank you, our fellow shareholders, for your continued support!

Kind Regards,

Kopernik Global Investors, LLC

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK INTERNATIONAL
FUND
OCTOBER 31, 2017 (Unaudited)

Definition of Comparative Index

MSCI All Country World ex-US Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World ex-US Index captures large and mid-cap representation across 22 developed (excluding the United States) and 23 emerging market country indexes.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL ALL-CAP FUND
OCTOBER 31, 2017 (Unaudited)

Growth of a $10,000 Investment

	Annualized Total Return for the Periods Ended October 31, 2017(1)
	One Year Return	Three Year Return	Annualized Inception to Date*
Class A Shares, with load**	3.29%	6.78%	1.42%
Class A Shares, without load**	9.60%	8.90%	2.93%
Class I Shares	9.88%	9.14%	3.16%
MSCI All Country World Index	23.20%	7.92%	7.97%

*	Commenced operations on November 1, 2013.
**	Refers to the individual maximum sales charge of 5.75%.
(1)	If the Adviser had not limited certain expenses, the Fund’s total returns would have been lower.
(2)	The graph is based on Class I Shares only; performance for Class A Shares would have been lower due to differences in fee structures.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 10.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK INTERNATIONAL
FUND
OCTOBER 31, 2017 (Unaudited)

Growth of a $10,000 Investment

	Annualized Total Return for the Periods Ended October 31, 2017(1)
	One Year Return	Annualized Inception to Date*
Class I Shares	6.68%	8.45%
MSCI All Country World ex-US Index	23.64%	6.92%

*	Commenced operations on June 30, 2015.
(1)	If the Adviser had not limited certain expenses, the Fund’s total returns would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 17.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2017

SECTOR WEIGHTINGS (Unaudited)†

†	Percentages are based on total investments

SCHEDULE OF INVESTMENTS
COMMON STOCK — 91.1%
	Shares	Value
AUSTRALIA — 3.8%
Newcrest Mining, Ltd.	2,580,599	$44,261,186

AUSTRIA — 1.5%
IMMOFINANZ AG	6,681,200	16,896,008

BRAZIL — 3.6%
BrasilAgro — Brasileira de Propriedades Agricolas	701,600	2,721,641
Centrais Eletricas Brasileiras SA*	4,278,200	28,863,104
SLC Agricola SA	1,541,300	10,398,463

		41,983,208

CANADA — 27.8%
Barrick Gold Corp.	934,563	13,504,435
Bear Creek Mining Corp.* (A)	1,363,480	2,060,915
Cameco Corp.	4,017,758	32,704,550
Centerra Gold, Inc.	3,568,789	24,232,689
Denison Mines Corp.*	10,291,862	4,228,112
Dundee Corp., Cl A* (A)	2,419,423	5,926,189

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2017

COMMON STOCK — continued
	Shares	Value
CANADA — continued
Dundee Precious Metals, Inc.*	3,753,731	$7,506,880
Fission Uranium Corp.*	9,833,000	4,268,258
Gabriel Resources, Ltd.* (A)	5,631,603	1,396,879
Goldcorp, Inc.	427,218	5,579,467
Ivanhoe Mines, Ltd., Cl A*	2,300,994	8,329,309
Kinross Gold Corp.*	5,429,246	21,445,522
Lundin Gold, Inc.* (A)	3,779,323	14,471,634
MEG Energy Corp.*	7,768,806	34,505,277
New Gold Inc.*	3,648,358	12,003,098
NexGen Energy, Ltd.*	5,475,180	10,270,472
Northern Dynasty Minerals, Ltd. (CAD)*	5,999,698	11,951,960
Northern Dynasty Minerals, Ltd. (USD)*	2,540,297	5,029,788
Novagold Resources, Inc.*	987,840	4,020,509
Seabridge Gold*	1,194,151	16,161,442
Sprott, Inc. (A)	9,801,886	16,183,255
Tahoe Resources, Inc.	923,034	4,428,789
Turquoise Hill Resources, Ltd.*	5,812,897	17,845,594
Uranium Participation Corp.* (A)	7,102,833	19,324,815
Wheaton Precious Metals	1,096,443	22,740,228

		320,120,066

CHINA — 3.3%
China Yurun Food Group, Ltd.*	17,911,000	2,158,118
Guangshen Railway Co., Ltd., Cl H	21,015,003	12,229,614
Hua Hong Semiconductor, Ltd.	4,356,000	7,604,881
NVC Lighting Holding, Ltd. (A)	40,311,203	4,392,099
PAX Global Technology, Ltd.	22,430,000	11,356,744

		37,741,456

FRANCE — 3.7%
Electricite de France SA	3,283,828	42,994,859

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2017

COMMON STOCK — continued
	Shares	Value
GREECE — 1.7%
Diana Shipping, Inc.*	2,143,219	$8,658,605
Tsakos Energy Navigation, Ltd.	2,457,205	11,032,850

		19,691,455

HONG KONG — 0.5%
Guoco Group, Ltd.	262,000	4,144,230
Luks Group Vietnam Holdings Co., Ltd. (A)	6,675,000	2,224,601

		6,368,831

JAPAN — 11.8%
Japan Steel Works, Ltd.	1,241,513	31,282,131
Kamigumi Co., Ltd.	441,750	10,509,070
Kurita Water Industries, Ltd.	295,200	9,320,329
Mitsubishi Corp.	1,336,100	31,121,418
Mitsui & Co., Ltd.	2,495,500	37,068,726
Organo Corp. (A)	397,800	10,495,581
Sanshin Electronics Co., Ltd.	40,800	614,305
West Japan Railway Co.	75,800	5,315,100

		135,726,660

LEBANON — 0.1%
Solidere* (A)	174,732	1,420,571

NORWAY — 0.2%
Golden Ocean Group, Ltd.*	251,815	2,034,744

RUSSIA — 14.5%
Etalon Group, Ltd. GDR	2,108,876	8,540,948
Federal Grid Unified Energy System PJSC	8,457,302,533	22,901,530
Gazprom PAO*	3,722,396	8,032,298
Gazprom PJSC ADR	6,291,486	27,018,787
Lenta GDR*	1,436,477	9,064,170
Lukoil PJSC	50,464	2,677,775
Lukoil PJSC ADR	122,350	6,496,785

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2017

COMMON STOCK — continued
	Shares	Value
RUSSIA — continued
Mail.Ru Group, Ltd. GDR*	171,825	$5,584,313
Moscow Exchange MICEX-RTS PJSC*	4,209,630	8,515,125
Protek PJSC (A)	2,237,552	4,268,348
RusHydro PJSC	533,401,236	7,469,057
RusHydro PJSC ADR	16,293,459	21,833,235
Sberbank of Russia PJSC	8,521,707	28,305,568
Yandex NV, Cl A*	190,868	6,457,064

		167,165,003

SINGAPORE — 2.8%
Golden Agri-Resources, Ltd.	111,485,000	32,306,196

SOUTH AFRICA — 1.6%
Gold Fields, Ltd.	1,138,888	4,546,289
Impala Platinum Holdings, Ltd.*	4,915,933	13,636,488

		18,182,777

SOUTH KOREA — 4.1%
Hyundai Motor Co.	165,215	23,742,237
KT Corp.	503,737	13,196,484
KT Corp. ADR	757,354	10,898,324

		47,837,045

UKRAINE — 2.5%
Astarta Holding NV* (A)	347,784	4,710,436
Kernel Holding SA	223,292	2,999,761
MHP SA GDR (A) (B)	44,627	499,822
MHP SA GDR (A)	1,798,746	20,145,955

		28,355,974

UNITED STATES — 6.9%
Cloud Peak Energy, Inc.*	2,512,355	10,677,509
CONSOL Energy, Inc.*	199,020	3,210,192

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2017

COMMON STOCK — continued
	Shares/ Face Amount		Value
UNITED STATES — continued
Diebold Nixdorf, Inc.		264,218	$5,099,407
KBR Inc.		147,374	2,892,952
Kroger		571,497	11,829,988
Marathon Oil Corp.		1,273,318	18,106,582
Pandora Media Inc.*		1,883,684	13,769,730
Royal Gold, Inc.		162,569	13,673,679

			79,260,039

VIETNAM — 0.7%
Masan Group Corp.		2,968,960	7,777,793

TOTAL COMMON STOCK (Cost $956,292,947)			1,050,123,871

CONVERTIBLE BONDS — 1.2%
CANADA — 1.2%
Gabriel Resources, Ltd. 0.025%, 06/30/21 (A) (B) (C) (F)	CAD	15,950,000	13,676,584

INDIA — 0.0%
REI Agro, Ltd. 5.500%, 11/13/14* (A) (B) (C) (D) (F)		$723,000	—

TOTAL CONVERTIBLE BONDS (Cost $14,817,321)			13,676,584

PREFERRED STOCK — 0.3%
BRAZIL — 0.3%
Centrais Eletricas Brasileiras SA, Cl B*, 8.77%		505,300	3,918,767

TOTAL PREFERRED STOCK (Cost $2,073,375)			3,918,767

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2017

WARRANTS — 0.1%
	Number of Warrants/ Number of Rights/Shares	Value
CANADA — 0.1%
Gabriel Resources, Ltd., Expires 06/30/21* (A) (B) (C) (F)	$11,428,804	$974,474

TOTAL WARRANTS (Cost $—)		974,474

RIGHTS — 0.0%
CANADA — 0.0%
Gabriel Resources, Ltd., Expires 06/30/21* (A) (B) (C) (F)	15,950	—

TOTAL RIGHTS (Cost $—)		—

SHORT TERM INVESTMENT — 0.0%
Dreyfus Treasury Securities Cash Management Fund, Cl Institutional, 0.5.20% (E) (G) (Cost $377,493)	377,493	377,493

PURCHASED OPTION — 0.1%
UNITED STATES — 0.1% (H)
TOTAL PURCHASED OPTION (Cost $11,059,341)		1,054,471

TOTAL INVESTMENTS IN SECURITIES — 92.8% (Cost $984,620,477)		1,070,125,660

Other Assets and Liabilities, Net — 7.2%		82,602,034

NET ASSETS — 100.0%		$1,152,727,694

*	Non-income producing security.
(A)	Securities considered illiquid. The total value of such securities as of October 31, 2017 was $122,172,158 and represented 10.6% of Net Assets.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2017

(B)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of such securities as of October 31, 2017 was $15,150,880 and represents 1.3% of Net Assets.
(C)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of October 31, 2017 was $14,651,058 and represented 1.3% of Net Assets.
(D)	Security in default on interest payments.
(E)	The rate reported is the 7-day effective yield as of October 31, 2017.
(F)	Level 3 security in accordance with fair value hierarchy.
(G)	Security, or portion thereof, has been pledged as collateral on open purchased options.
(H)	Refer to table below for details on Options Contracts.

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTION — 0.1%
Put Options
November 17 Puts on SPX*	2,827	$728,026,002	$2,485.00	11/17/17	$1,054,471

TOTAL PURCHASED OPTION (Cost $11,059,341)		$728,026,002			$1,054,471

ADR	— American Depositary Receipt
CAD	— Canadian Dollar
Cl	— Class
GDR	— Global Depositary Receipt
Ltd.	— Limited
PJSC	— Private Joint Stock Company
USD	— U.S. Dollar

Amounts designated as “—“ are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2017

The list of inputs used to value the Fund’s investments as of October 31, 2017 is as follows:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Australia	$44,261,186	$—	$—	$44,261,186
Austria	16,896,008	—	—	16,896,008
Brazil	41,983,208	—	—	41,983,208
Canada	320,120,066	—	—	320,120,066
China	37,741,456	—	—	37,741,456
France	42,994,859	—	—	42,994,859
Greece	19,691,455	—	—	19,691,455
Hong Kong	6,368,831	—	—	6,368,831
Japan	135,726,660	—	—	135,726,660
Lebanon	1,420,571	—	—	1,420,571
Norway	2,034,744	—	—	2,034,744
Russia	167,165,003	—	—	167,165,003
Singapore	32,306,196	—	—	32,306,196
South Africa	18,182,777	—	—	18,182,777
South Korea	47,837,045	—	—	47,837,045
Ukraine	28,355,974	—	—	28,355,974
United States	79,260,039	—	—	79,260,039
Vietnam	7,777,793	—	—	7,777,793

Total Common Stock	1,050,123,871	—	—	1,050,123,871
Convertible Bonds	—	—	13,676,584	13,676,584
Preferred Stock
Brazil	3,918,767	—	—	3,918,767

Total Preferred Stock	3,918,767	—	—	3,918,767
Warrants	—	—	974,474	974,474
Short Term Investment	377,493	—	—	377,493
Rights‡	—	—	—	—
Purchased Options	1,054,471	—	—	1,054,471

Total Investments in Securities	$1,055,474,602	$—	$14,651,058	$1,070,125,660

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2017

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

	Convertible Bond	Warrants	Rights‡	Total
Beginning Balance as of November 1, 2016	$21,997,729	$2,897,035	$—	$24,894,764
Accrued discounts/premiums	—	—	—	—
Realized gain/(loss)	—	—	—	—
Change in appreciation/(depreciation)	(8,321,145)	(1,922,561)	—	(10,243,706)
Purchases	—	—	—	—
Sales	—	—	—	—
Amortization sold	—	—	—	—
Transfer into Level 3	—	—	—	—
Transfer out of Level 3	—	—	—	—

Ending Balance as of October 31, 2017	$13,676,584	$974,474	$—	$14,651,058

Change in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$(8,321,145)	$(1,922,561)	$—	$(10,243,706)

Amounts designated as “—“ are either $0 or have been rounded to $0.

‡	Rights were deemed worthless and considered Level 3.

There were no transfers between Level 1 and Level 2 assets for the year ended October 31, 2017. For the year ended October 31, 2017, there were transfers from Level 2 to Level 3 in the amount of $0 as the security is deemed worthless.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK INTERNATIONAL
FUND
OCTOBER 31, 2017

SECTOR WEIGHTINGS (Unaudited)†

†	Percentages are based on total investments

SCHEDULE OF INVESTMENTS
COMMON STOCK — 63.5%
	Shares	Value
AUSTRALIA — 4.4%
Newcrest Mining, Ltd.	210,583	$3,611,818

AUSTRIA — 1.4%
IMMOFINANZ AG	475,843	1,203,354

BRAZIL — 0.7%
Centrais Eletricas Brasileiras SA*	82,000	553,217

CANADA — 21.4%
Barrick Gold Corp.	185,073	2,674,305
Cameco Corp.	411,413	3,348,902
Crescent Point Energy Corp.	84,277	693,108
Goldcorp, Inc.	121,467	1,586,359
Kinross Gold Corp.*	300,644	1,187,544
MEG Energy Corp.*	384,488	1,707,710
New Gold Inc.*	345,232	1,135,813
Novagold Resources, Inc.*	492,309	2,003,698
Turquoise Hill Resources, Ltd.*	188,681	579,251
Wheaton Precious Metals	135,671	2,813,816

		17,730,506

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK INTERNATIONAL
FUND
OCTOBER 31, 2017

COMMON STOCK — continued
	Shares	Value
CHINA — 4.0%
China Shenhua Energy Co., Ltd., Cl H	171,000	$408,573
Guangshen Railway Co., Ltd., Cl H	1,390,000	808,906
Hua Hong Semiconductor, Ltd.	656,000	1,145,271
K Wah International Holdings, Ltd.	693,000	397,959
PAX Global Technology, Ltd.	1,186,000	600,495

		3,361,204

FRANCE — 0.5%
Electricite de France SA	29,685	388,663

HONG KONG — 1.0%
Guoco Group, Ltd.	25,000	395,442
SJM Holdings, Ltd.	464,000	398,492

		793,934

JAPAN — 5.6%
Inpex Corp.	19,300	204,449
Japan Steel Works, Ltd.	54,700	1,378,264
Kamigumi Co., Ltd.	26,800	637,562
Mitsubishi Corp.	52,200	1,215,880
Mitsui & Co., Ltd.	81,500	1,210,620

		4,646,775

RUSSIA — 12.8%
Federal Grid Unified Energy System PJSC	71,290,000	193,046
Gazprom PAO*	1,580,178	3,409,756
Lenta GDR*	185,588	1,171,060
LSR Group PJSC	26,827	374,732
Lukoil PJSC	31,049	1,647,556
Moscow Exchange MICEX-RTS PJSC*	585,540	1,184,414
RusHydro PJSC	42,747,339	598,578

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK INTERNATIONAL
FUND
OCTOBER 31, 2017

COMMON STOCK — continued
	Shares	Value
RUSSIA — continued
Sberbank of Russia PJSC	608,487	$2,021,142

		10,600,284

SINGAPORE — 1.8%
Golden Agri-Resources, Ltd.	5,032,800	1,458,408

SOUTH AFRICA — 2.0%
Gold Fields, Ltd.	197,128	786,909
Impala Platinum Holdings, Ltd.*	309,555	858,686

		1,645,595

SOUTH KOREA — 2.4%
Hyundai Motor Co. GDR	222	10,212
Hyundai Motor Co.	5,174	743,530
KT Corp.	193	5,056
KT Corp. ADR	84,568	1,216,934

		1,975,732

UKRAINE — 1.8%
MHP SA GDR	137,267	1,537,390

UNITED STATES — 3.3%
KBR Inc.	9,248	181,538
Royal Gold, Inc.	30,672	2,579,822

		2,761,360

VIETNAM — 0.4%
Masan Group Corp.	136,800	358,375

TOTAL COMMON STOCK (Cost $50,307,274)		52,626,615

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK INTERNATIONAL
FUND
OCTOBER 31, 2017

PREFERRED STOCK — 0.8%
	Shares	Value
SOUTH KOREA — 0.8%
Hyundai Motor, 3.87%	6,758	$681,621

TOTAL PREFERRED STOCK (Cost $614,452)		681,621

TOTAL INVESTMENTS — 64.3% (Cost $50,921,726)		53,308,236
Other Assets and Liabilities, Net — 35.7%		29,536,957

NET ASSETS — 100.0%		$82,845,193

*	Non-income producing security.
ADR	— American Depositary Receipt
Cl	— Class
GDR	— Global Depositary Receipt
Ltd.	— Limited
PJSC	— Private Joint Stock Company

As of October 31, 2017, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

There were no transfers between Level 1, Level 2 and Level 3 assets for the year ended October 31, 2017.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2017

STATEMENTS OF ASSETS AND LIABILITIES
	Kopernik Global All-Cap Fund	Kopernik International Fund
Assets:
Investments, at Value (Cost $984,620,477 and $50,921,726)	$1,070,125,660	$53,308,236
Cash	68,978,204	28,909,291
Foreign Currency, at Value (Cost $— and $917)	—	917
Receivable for Investment Securities Sold	6,216,176	—
Receivable for Capital Shares Sold	6,099,610	1,027,297
Dividend and Interest Receivable	2,676,926	38,515
Reclaim Receivable	366,796	196
Prepaid Expenses	36,164	10,332

Total Assets	1,154,499,536	83,294,784

Liabilities:
Payable due to Adviser	883,577	437
Payable for Investment Securities Purchased	388,912	403,650
Payable for Capital Shares Redeemed	243,307	—
Payable due to Administrator	82,817	5,431
Foreign Currency Payable, at Value (Proceeds $25,348 and $—)	22,555	—
Distribution Fees Payable (Class A Shares)	14,786	—
Payable due to Trustees	5,579	347
Chief Compliance Officer Fees Payable	2,441	143
Other Accrued Expenses and Other Payables	127,868	39,583

Total Liabilities	1,771,842	449,591

Net Assets	$1,152,727,694	$82,845,193

Net Assets Consist of:
Paid-in Capital	$1,153,475,230	$79,808,412
Undistributed Net Investment Income	8,589,766	278,896
Accumulated Net Realized Gain (Loss) on Investments, Purchased Options, Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(94,806,238)	371,693
Net Unrealized Appreciation on Investments and Purchased Options	85,505,183	2,386,510
Net Unrealized Depreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(36,247)	(318)

Net Assets	$1,152,727,694	$82,845,193

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2017

	Kopernik Global All-Cap Fund	Kopernik International Fund
Class A Shares:
Net Assets	$72,256,888	$	N/A
Outstanding Shares of beneficial interest (unlimited authorization — no par value)	6,703,923		N/A
Net Asset Value Offering and Redemption Price, Per Share*	$10.78	$	N/A

Maximum Offering Price Per Share ($10.78/94.25%)	$11.44	$	N/A

Class I Shares:
Net Assets	$1,080,470,806		$82,845,193
Outstanding Shares of beneficial interest (unlimited authorization — no par value)	100,467,492		6,950,320
Net Asset Value Offering and Redemption Price, Per Share*	10.75		11.92

*	Class A Shares are subject to a maximum contingent deferred sales charge of 0.75% if shares are redeemed within 18 months of purchase.

N/A — not applicable

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2017

STATEMENTS OF OPERATIONS
	Kopernik Global All-Cap Fund	Kopernik International Fund
Investment Income:
Dividends	$24,389,334	$457,805
Interest	2,246	—
Less: Foreign Taxes Withheld	(2,689,141)	(62,175)

Total Investment Income	21,702,439	395,630

Expenses:
Investment Advisory Fees	9,667,274	208,734
Administration Fees	905,019	27,375
Distribution Fees (Class A Shares)	176,930	—
Trustees’ Fees	23,612	479
Chief Compliance Officer Fees	6,846	519
Custodian Fees	245,230	33,673
Transfer Agent Fees	112,532	26,907
Legal Fees	87,016	898
Printing Fees	76,764	5,236
Registration and Filing Fees	59,727	31,140
Audit Fees	30,031	29,518
Other Expenses	35,692	7,569

Total Expenses	11,426,673	372,048

Less:
Advisory Waiver Recapture — Note 5	86,534	—
Investment Advisory Fee Waiver	—	(208,734)
Reimbursement from Adviser	—	(55,295)
Fees Paid Indirectly — Note 4	(1,726)	(32)

Net Expenses	11,511,481	107,987

Net Investment Income	10,190,958	287,643

Net Realized Gain (Loss) on:
Investments	18,943,771	376,855
Purchased Options	(50,483,978)	—
Foreign Currency Transactions	(305,027)	(8,168)

Net Realized Gain/(Loss)	(31,845,234)	368,687

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	123,629,772	2,158,697
Purchased Options	(10,004,870)	—
Foreign Currency Transactions	23,092	(277)

Net Change in Unrealized Appreciation	113,647,994	2,158,420

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	81,802,760	2,527,107

Net Increase in Net Assets Resulting from Operations	$91,993,718	$2,814,750

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net Investment Income	$10,190,958	$7,130,466
Net Realized Gain (Loss) on Investments, Purchased Options and Foreign Currency Transactions	(31,845,234)	30,767,022
Net Change in Unrealized Appreciation on Investments, Purchased Options and Foreign Currency Transactions	113,647,994	189,320,597

Net Increase in Net Assets Resulting From Operations	91,993,718	227,218,085

Dividends:
Dividends from Net Investment Income
Class A Shares	(2,049,326)	(186,893)
Class I Shares	(28,634,509)	(4,211,820)

Total Dividends	(30,683,835)	(4,398,713)

Capital Share Transactions(1):
Class A Shares
Issued	22,898,470	26,058,743
Reinvestment of Distributions	1,531,714	117,701
Redeemed	(24,915,884)	(51,817,263)

Net Class A Share Transactions	(485,700)	(25,640,819)

Class I Shares
Issued	405,689,721	216,448,744
Reinvestment of Distributions	18,620,093	2,549,112
Redeemed	(220,131,687)	(241,322,429)

Net Class I Share Transactions	204,178,127	(22,324,573)

Net Increase (Decrease) in Net Assets From Capital Share Transactions	203,692,427	(47,965,392)

Total Increase in Net Assets	265,002,310	174,853,980

Net Assets:
Beginning of Year	887,725,384	712,871,404

End of Year (including Undistributed Net Investment Income of $8,589,766 and $9,079,501, respectively)	$1,152,727,694	$887,725,384

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK INTERNATIONAL
FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net Investment Income	$287,643	$2,608
Net Realized Gain on Investments and Foreign Currency Transactions	368,687	40,130
Net Change in Unrealized Appreciation on Investments and Foreign Currency Transactions	2,158,420	272,699

Net Increase in Net Assets Resulting From Operations	2,814,750	315,437

Dividends and Distributions:
Dividends from Net Investment Income
Class I Shares	(6,645)	(1,830)
Distributions from Net Capital Gains
Class I Shares	(17,470)	—

Total Dividends and Distributions	(24,115)	(1,830)

Capital Share Transactions(1):
Class I Shares
Issued	80,767,368	941,743
Reinvestment of Distributions	24,115	1,830
Redeemed	(2,809,131)	(251,363)

Net Class I Share Transactions	77,982,352	692,210

Net Increase in Net Assets From Capital Share Transactions	77,982,352	692,210

Total Increase in Net Assets	80,772,987	1,005,817

Net Assets:
Beginning of Year	2,072,206	1,066,389

End of Year (including Undistributed Net Investment Income of $278,896 and $2,342, respectively)	$82,845,193	$2,072,206

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

Amounts designated as “—“ are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Period

	Class A Shares
	Year Ended October 31, 2017		Year Ended October 31, 2016		Year Ended October 31, 2015	Period Ended October 31, 2014*
Net Asset Value, Beginning of Period	$10.14		$7.52		$8.69	$10.00

Income (Loss) from Investment Operations:
Net Investment Income**	0.07		0.06		0.00 ^	0.07
Net Realized and Unrealized Gain (Loss)	0.88		2.59		(1.12)	(1.38)

Total from Investment Operations	0.95		2.65		(1.12)	(1.31)

Dividends and Distributions:
Net Investment Income	(0.31)		(0.03)		(0.05)	—
Capital Gains	—		—		(0.00)^	—

Total Dividends and Distributions	(0.31)		(0.03)		(0.05)	—

Net Asset Value, End of Period	$10.78		$10.14		$7.52	$8.69

Total Return‡	9.60%		35.38	%†	(12.95)%†	(13.10	)%†

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$72,257		$68,581		$78,531	$183,317
Ratio of Expenses to Average Net Assets(1)	1.30	%(2)	1.35	%(2)	1.35%	1.35	%††
Ratio of Expenses to Average Net Assets (Excluding Waivers, Recaptured Fees and Fees Paid Indirectly)	1.30%		1.31%		1.36%	1.38	%††
Ratio of Net Investment Income to Average Net Assets	0.66%		0.72%		0.05%	0.68	%††
Portfolio Turnover Rate	37%		39%		60%	42	%†††

*	Commenced operations November 1, 2013.

**	Per share calculations were performed using average shares for the period.

‡	Total return is for the period indicated and has not been annualized.

†	Total return would have been lower had the Adviser not waived a portion of its fee during the period. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.

†††	Portfolio turnover rate is for the period indicated and has not been annualized.

^	Amount represents less than $0.01 per share.

(1)	The ratio of expenses to average net assets excludes the effects of fees paid indirectly. If these expense offsets were included, the ratio would be equal to the ratio presented.

(2)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

Amounts designated as “—“ are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND

FINANCIAL HIGHLIGHTS — continued
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Period

	Class I Shares
	Year Ended October 31, 2017		Year Ended October 31, 2016		Year Ended October 31, 2015	Period Ended October 31, 2014*
Net Asset Value, Beginning of Period	$10.11		$7.52		$8.71	$10.00

Income (Loss) from Investment Operations:
Net Investment Income**	0.10		0.08		0.03	0.07
Net Realized and Unrealized Gain (Loss)	0.88		2.57		(1.13)	(1.36)

Total from Investment Operations	0.98		2.65		(1.10)	(1.29)

Dividends and Distributions:
Net Investment Income	(0.34)		(0.06)		(0.09)	(0.00	)^
Capital Gains	—		—		(0.00)^	—

Total Dividends and Distributions	(0.34)		(0.06)		(0.09)	(0.00	)^

Net Asset Value, End of Period	$10.75		$10.11		$7.52	$8.71

Total Return‡	9.88%		35.53	%†	(12.72)%†	(12.89	)%†

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$1,080,471		$819,144		$634,340	$760,487
Ratio of Expenses to Average Net Assets(1)	1.05	%(2)	1.10	%(2)	1.10%	1.10	%††
Ratio of Expenses to Average Net Assets (Excluding Waivers, Recaptured Fees and Fees Paid Indirectly)	1.05%		1.06%		1.12%	1.13	%††
Ratio of Net Investment Income to Average Net Assets	0.97%		0.99%		0.35%	0.68	%††
Portfolio Turnover Rate	37%		39%		60%	42	%†††

*	Commenced operations November 1, 2013.

**	Per share calculations were performed using average shares for the period.

‡	Total return is for the period indicated and has not been annualized.

†	Total return would have been lower had the Adviser not waived a portion of its fee during the period. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.

†††	Portfolio turnover rate is for the period indicated and has not been annualized.

^	Amount represents less than $0.01 per share.

(1)	The ratio of expenses to average net assets excludes the effects of fees paid indirectly. If these expense offsets were included, the ratio would be equal to the ratio presented.

(2)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

Amounts designated as “—“ are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK INTERNATIONAL
FUND

FINANCIAL HIGHLIGHTS — concluded
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Period

	Class I Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016	Period Ended October 31, 2015*
Net Asset Value, Beginning of Period	$11.31	$9.25	$10.00

Income (Loss) from Investment Operations:
Net Investment Income**	0.15	0.02	(0.00	)^
Net Realized and Unrealized Gain (Loss)	0.60	2.05	(0.75)

Total from Investment Operations	0.75	2.07	(0.75)

Dividends and Distributions:
Net Investment Income	(0.04)	(0.01)	—
Capital Gains	(0.10)	—	—

Total Dividends and Distributions	(0.14)	(0.01)	—

Net Asset Value, End of Period	$11.92	$11.31	$9.25

Total Return†	6.68%	22.45%	(7.50)%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$82,845	$2,072	$1,066
Ratio of Expenses to Average Net Assets(1)	0.47%	1.10%	1.10	%††
Ratio of Expenses to Average Net Assets (Excluding Waivers, Recaptured Fees and Fees Paid Indirectly)	1.60%	10.26%	20.41	%††
Ratio of Net Investment Income (Loss) to Average Net Assets	1.24%	0.16%	(0.04	)%††
Portfolio Turnover Rate	21%	50%	26	%†††

*	Commenced operations June 30, 2015.

**	Per share calculations were performed using average shares for the period.

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee during the period. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.

†††	Portfolio turnover rate is for the period indicated and has not been annualized.

^	Amount represents less than $0.01 per share.

(1)	The ratio of expenses to average net assets excludes the effects of fees paid indirectly. If these expense offsets were included, the ratio would be equal to the ratio presented.

Amounts designated as “—“ are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2017

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 32 funds. The financial statements herein are those of the Kopernik Global All-Cap Fund and Kopernik International Fund (each a “Fund” and collectively the “Funds”). The investment objective of the Funds is long-term growth of capital. The Kopernik Global All-Cap Fund is diversified and invests primarily (at least 40% of its net assets) in equity securities of companies located in at least three countries other than the U.S. The Kopernik International Fund is diversified. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

Effective March 31, 2017, the Kopernik Global All-Cap Fund was closed to certain new investments because Kopernik Global Investors, LLC (the “Adviser”) believes that the implementation of the Fund’s investment strategy may be adversely affected if the size of the Fund is not limited.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent,

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third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price for long positions and at the closing ask price for written options. Options not traded on a national securities exchange are valued at the last quoted bid price.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a fair value committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2017, the total market value of securities in the Kopernik Global All-Cap Fund valued in accordance with fair value procedures was $14,651,058 or 1.3% of the Fund’s net assets. As of October 31, 2017, Kopernik International Fund had no fair valued securities.

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For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Funds calculate their net asset values. The closing prices of such securities may no longer reflect their market value at the time the Funds calculate net asset values if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Funds becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called.

The Funds use MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities in the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts SEI Investments Global Fund Services (the “Administrator” and may request that a meeting of the Committee be held.

If a local market in which the Funds own securities is closed for one or more days, the Funds shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with authoritative guidance on fair value measurement under U.S. GAAP, the Funds disclose fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2017

The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date

•	Level 2 – Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The following table summarizes the quantitative inputs an assumptions used for items categorized as recurring Level 3 assets as of October 31, 2017. The following disclosures also include qualitative information on the sensitivity of the fair value measurements to changes in the significant unobservable inputs.

Assets	Fair Value at October 31, 2017	Valuation Technique	Unobservable Inputs	Inputs
Convertible Bonds	$13,676,584	Model	Credit Spread	10%

			Volatility	60%
			Liquidity Risk	10%

Warrants	974,474	Model	Volatility	60%

The unobservable inputs used to determine fair value of recurring Level 3 assets may have similar or diverging impacts on valuation. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurement.

For the year ended October 31, 2017, there have been no significant changes to the Funds’ fair valuation methodology.

Federal Income Taxes — It is the Funds’ intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
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amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2017, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended October 31, 2017, the Funds did not incur any significant interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on specific identification. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on securities purchased are accreted and amortized.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2017

Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Funds as unrealized gain or loss. The Funds recognize realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized gains (loss) during the period are presented on the Statements of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. There were no forward foreign currency contracts for the year ended October 31, 2017.

Options Written/Purchased — The Funds may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether a Funds has realized a gain or a loss. Any realized or unrealized gains (loss) during the period are presented on the Statements of Operations. Risks associated with options transactions include: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (iii) there may not be a liquid secondary market for options; and

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2017

(iv) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security. The Kopernik Global All-Cap Fund had open option contracts as of October 31, 2017 as disclosed in the Fund’s Schedule of Investments. The Kopernik International Fund did not hold any option contracts during the year ended October 31, 2017.

For the year ended October 31, 2017, the average monthly market value of purchased option contracts held were as follows:

Average Monthly Market Value	$5,153,930

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of a Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

Cash — Idle cash may be swept into various time deposit accounts and is classified as cash on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times may exceed United States federally insured limits. Amounts invested are available on the same business day.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Funds distribute substantially all of its net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

3. Transactions with Affiliates:

Certain officers of the Trust are also officers of the Administrator and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

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OCTOBER 31, 2017

4. Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended October 31, 2017, the Kopernik Global All-Cap Fund and Kopernik International Fund were charged $905,019 and $27,375, respectively, for these services.

The Kopernik Global All-Cap Fund adopted a distribution plan for Class A Shares that allows the Fund to pay for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of the Fund’s assets continuously, over time, these fees will increase the cost of your investment. The annual distribution and service fees for Class A Shares of the Fund is 0.25% of the average daily net assets of the Fund’s Class A Shares.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

During the year ended October 31, 2017, the Kopernik Global All-Cap Fund and Kopernik International Fund earned cash management credits of $1,726 and $32, respectively, which were used to offset transfer agent expenses. These amounts are labeled “Fees Paid Indirectly” on the Statements of Operations.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Funds at a fee calculated at an annual rate of 0.90% of the Funds’ average daily net assets. The Adviser has contractually agreed (effective November 1, 2013 for the Kopernik Global All-Cap Fund and June 30, 2015 (revised February 8, 2017) for the Kopernik International Fund) to reduce its fees and/or reimburse expenses in order to keep total annual fund operating expenses after fee reductions and/or expense reimbursements (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses (collectively, “excluded expenses”)) from exceeding certain levels as set forth below until February 28, 2018 (the “Contractual Expense Limit”). This agreement may be terminated: (i) by the Board, for any reason at any time, or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2018.

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OCTOBER 31, 2017

	Class A Shares	Class I Shares
Kopernik Global All-Cap Fund	1.35%	1.10%
Kopernik International Fund	0.70%	0.45%

Prior to February 8, 2017, the Contractual Expense Limit for the Kopernik International Fund was 1.35% for Class A Shares and 1.10% for Class I Shares.

As of October 31, 2017, Class A Shares for the Kopernik International Fund have not yet commenced operations.

If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Adviser may receive from the Funds the difference between the total annual fund operating expenses (not including excluded expenses) and the Contractual Expense Limit to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement (or any other agreement) was in place.

For the year ended October 31, 2017, the Adviser recaptured previously waived fees of $86,534 for the Kopernik Global All-Cap Fund. As of October 31, 2017, fees for the Kopernik International Fund which were previously waived by the Adviser that can be recaptured, up to the expense cap in place at the time the expenses were waived, were $68,205, expiring in 2018, $145,995, expiring in 2019 and $264,029 expiring in 2020.

6. Share Transactions:

Kopernik Global All-Cap Fund	Year Ended October 31, 2017	Year Ended October 31, 2016
Shares Transactions:
Class A Shares
Issued	2,174,982	3,204,888
Reinvestment of Distributions	151,206	17,158
Redeemed	(2,388,711)	(6,904,097)

Decrease in Class A Shares	(62,523)	(3,682,051)

Class I Shares
Issued	38,921,237	27,073,083
Reinvestment of Distributions	1,845,401	373,223
Redeemed	(21,302,529)	(30,853,230)

Increase (Decrease) in Class I Shares	19,464,109	(3,406,924)

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2017

Kopernik International Fund	Year Ended October 31, 2017	Year Ended October 31, 2016
Shares Transactions:
Class I Shares
Issued	7,001,456	89,551
Reinvestment of Distributions	2,200	206
Redeemed	(236,551)	(21,788)

Increase in Class I Shares	6,767,105	67,969

7. Investment Transactions:

For the year ended October 31, 2017, the purchases and sales of investment securities other than long-term U.S. Government and short-term securities were:

	Purchases	Sales and Maturities
Kopernik Global All-Cap Fund	$466,966,383	$359,196,353
Kopernik International Fund	52,870,927	3,362,882

There were no purchases or sales of long-term U.S. Government securities.

8. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain or (loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate, in the period that the difference arises.

The following permanent book and tax basis differences, primarily attributable to foreign exchange gain/loss, and passive foreign investment companies (PFICs) adjustments, have been classified to/(from) the following accounts for the year ended October 31, 2017:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
Kopernik Global All-Cap Fund	$—	$20,003,142	$(20,003,142)
Kopernik International Fund	—	(4,444)	4,444

These reclassifications have no impact on net assets or net asset value per share.

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OCTOBER 31, 2017

The tax character of dividends and distributions declared for the Funds during the years ended October 31, 2017 and 2016 were as follows:

Ordinary Income
Kopernik Global All-Cap Fund
2017	$30,683,835
2016	4,398,713
Kopernik International Fund
2017	24,115
2016	1,830

As of October 31, 2017, the components of distributable earnings on a tax basis were as follows:

	Kopernik Global All-Cap Fund	Kopernik International Fund
Undistributed Ordinary Income	$47,394,927	$1,007,627
Undistributed Long-Term Capital Gains	—	62,937
Capital Loss Carryforwards	(86,764,370)	—
Unrealized Appreciation	38,621,907	1,966,217

Total Accumulated Gains (Losses)	$(747,536)	$3,036,781

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:

	Short-Term Loss	Long-Term Loss	Total
Kopernik Global All-Cap Fund	$22,619,396	$64,144,974	$86,764,370
Kopernik International Fund	—	—	—

During the year ended October 31, 2017, the Funds did not utilize capital loss carryforwards to offset capital gains.

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OCTOBER 31, 2017

The federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at October 31, 2017, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Kopernik Global All-Cap Fund	$1,031,467,504	$213,164,594	$(174,542,683)	$38,621,911
Kopernik International Fund	51,341,702	3,725,154	(1,758,938)	1,966,216

9. Concentration of Risks:

The Funds invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

Equity Risk — Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund’s securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign Company Risk — Investing in foreign companies, including direct investments and investments through depositary receipts, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While depositary receipts provide an alternative to directly

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
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purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Foreign Currency Risk — As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

10. Other:

At October 31, 2017, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of omnibus accounts that were held on behalf of multiple underlying shareholders was as follows:

	No. of Shareholders	% Ownership
Kopernik Global All-Cap Fund, Class A Shares	4	58%
Kopernik Global All-Cap Fund, Class I Shares	2	57%
Kopernik International Fund, Class I Shares	2	76%

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

11. Regulatory Matters:

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

12. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

The Advisors’ Inner Circle Fund II and Shareholders of

Kopernik Global All-Cap Fund and

Kopernik International Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Kopernik Global All-Cap Fund and Kopernik International Fund (two of the funds constituting The Advisors’ Inner Circle Fund II, hereafter referred to as the “Funds”) as of October 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2017

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2017

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2017 to October 31, 2017).

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2017

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/01/17	Ending Account Value 10/31/17	Annualized Expense Ratios	Expenses Paid During Period*
Kopernik Global All-Cap Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,061.00	1.31%	$6.79
Class I Shares	1,000.00	1,061.20	1.06	5.49

Hypothetical 5% Return
Class A Shares	$1,000.00	$1,018.62	1.31%	$6.65
Class I Shares	1,000.00	1,019.88	1.06	5.38

Kopernik International Fund
Actual Fund Return
Class I Shares	$1,000.00	$1,053.00	0.45%	$2.33

Hypothetical 5% Return
Class I Shares	$1,000.00	$1,022.94	0.45%	$2.29

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half period shown).

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THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.”

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past 5 Years
INTERESTED TRUSTEES[2,3]
ROBERT A. NESHER (Born: 1946)	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.
WILLIAM M. DORAN (Born: 1940)	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT TRUSTEES[2]
JOHN K. DARR (Born: 1944)	Trustee (Since 2008)	Retired. Chief Executive Officer, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. (Born: 1952)	Trustee (Since 2011)	Self-Employed Consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager — Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.

1	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Trustees oversee 32 funds in The Advisors’ Inner Circle Fund II.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

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Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-855-887-4KGI. The following chart lists Trustees and Officers as of October 31, 2017.

Other Directorships Held in the Past 5 Years[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund PLC, SEI Global Assets Fund PLC, SEI Global Investments Fund PLC, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments — Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director of Federal Home Loan Bank of Pittsburgh, Meals on Wheels, Lewes/Rehoboth Beach and West Rehoboth Land Trust.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.

4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2017

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past 5 Years
INDEPENDENT TRUSTEES[2] (continued)
MITCHELL A. JOHNSON (Born: 1942)	Trustee (Since 2005)	Retired. Private investor since 1994.
BETTY L. KRIKORIAN (Born: 1943)	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.
BRUCE R. SPECA (Born: 1956)	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President — Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.
GEORGE J. SULLIVAN, JR. (Born: 1942)	Trustee (since 1999) Lead Independent Trustee	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.
OFFICERS
MICHAEL BEATTIE (Born: 1965)	President (Since 2011)	Director of Client Service, SEI Investments Company, since 2004.
JOHN BOURGEOIS (Born: 1973)	Assistant Treasurer (Since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.

1	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Trustees oversee 32 funds in The Advisors’ Inner Circle Fund II.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
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Other Directorships Held in the Past 5 Years[3]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

None.
None.
None.

3	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years
OFFICERS (continued)
DIANNE M. DESCOTEAUX (Born: 1977)	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. to 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017.
LISA WHITTAKER (Born: 1978)	Vice President and Assistant Secretary (since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel and Compliance Officer, The Glenmede Trust Company, N.A. (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).
ROBERT MORROW (Born: 1968)	Vice President (Since 2017)	Account Manager, SEI Investments, since 2007.
BRIDGET E. SUDALL (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners from April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners from 2007 to 2011.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2017

Other Directorships Held in the Past 5 Years

None.
None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2017

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2017 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2017 tax year end, please consult your tax advisor as to the pertinence of this notice. For the year ended October 31, 2017, the Fund is designating the following items with regard to distributions paid during the year.

Long-Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Received Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Qualified Short-Term Capital Gain(5)	Foreign Tax Credit(6)
Kopernik Global All-Cap Fund
0.00%	100.00%	100.00%	1.34%	47.85%	0.00%	0.19%	0.00%	7.14%
Kopernik International Fund
0.00%	100.00%	100.00%	1.46%	46.33%	0.00%	0.00%	100.00%	71.95%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).
(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.
(3)	U.S. Government Interest represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.
(4)	The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.
(5)	The percentage of this column represents the amount of “Short Term Capital Gain Dividend” and is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.
(6)	The percentage in this column represents the amount of “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the fiscal year ended October 31, 2017. The Funds intend to pass through a Foreign Tax Credit to shareholders for fiscal year ended 2017. For Kopernik Global All-Cap Fund, the total amount of foreign source income is $22,692,545 and the total amount of foreign tax paid is $2,358,827. For Kopernik International Fund, the total amount of foreign source income is $458,659 and the total amount of foreign tax paid is $61,853. Your allocable share of the foreign tax credit will be reported on form 1099-DIV.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2017. Complete information will be computed and reported in conjunction with your 2017 Form 1099-DIV.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2017

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund II (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

Board meetings were held on June 29, 2017 (the “June Meeting”) and August 15, 2017 (the “August Meeting,” and, together with the June Meeting, the “Meetings”) to decide whether to renew the Agreement. In preparation for the Meetings, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the Meetings, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the Meetings and prior meetings, to help them decide whether to renew the Agreement.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Meetings to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Meetings, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2017

the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Funds and the Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods, including since their inception, and information regarding the Kopernik Global All-Cap Fund’s performance since the Agreement was last renewed. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2017

groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2017

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and, at the June Meeting, agreed to renew the Agreement with respect to the Kopernik International Fund through August 31, 2017, and, at the August Meeting, agreed to renew the Agreement with respect to the Kopernik International Fund and the Kopernik Global All-Cap Fund through August 31, 2018. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Kopernik Funds

P.O. Box 219009

Kansas City, MO 64121-9009

855-887-4KGI

Adviser:

Kopernik Global Investors, LLC

Two Harbour Place

302 Knights Run Avenue, Suite 1225

Tampa, Florida 33602

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds described.

KGI-AR-001-0400

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$143,400	$0	$0	$140,400	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$121,700	$0	$0	$220,000
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$22,475	N/A	N/A	$21,880	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1)    The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)    Not applicable.

(g)    The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $121,700 and $220,000 for 2017 and 2016, respectively.

(g)    The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the two fiscal years were $0 and $0 for 2017 and 2016, respectively.

(h)    During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President
Date: January 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President
Date: January 9, 2018

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors, Treasurer, Controller and Chief Financial Officer
Date: January 9, 2018

*	Print the name and title of each signing officer under his or her signature.